UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 18, 2006

CKX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17436	27-0118168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	650 Madison Avenue New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code:   (212) 838-3100

(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

CKX, INC.

May 18, 2006

Item 8.01. Other Events.

On May 18, 2006, CKX, Inc., through its 85%-owned subsidiaries, Elvis Presley Enterprises, Inc. and Elvis Presley Enterprises, LLC (collectively, “CKX” or the “Company”), entered into an exclusive worldwide arrangement with Cirque Du Soleil (“CDS”), for the exclusive creation, development, production, promotion and ownership of certain projects based on the name, image, likeness, music, memorabilia, costumes, audiovisual works and other creative elements of Elvis Presley (the “Elvis Presley Projects”).

The Elvis Presley Projects will consist of:

1.               Touring shows that will be produced by CDS, consistent with prior shows developed and produced by CDS, which incorporate the name, image, likeness, music and other creative elements of Elvis Presley throughout the world.

2.               Multimedia interactive entertainment, educational and retail experiences incorporating the music, memorabilia, audiovisual works and the life and times of Elvis Presley throughout the world.

3.               Permanent shows that will be produced by CDS, consistent with prior shows developed and produced by CDS in Las Vegas, which incorporate the name, image, likeness, music and other creative elements of Elvis Presley.

Each of CKX and CDS will own 50% of each Elvis Presley Project and will split the profits and losses from each project equally. The parties will also share equally in the costs of creating, developing, building and producing each Elvis Presley Project. The enterprise will pay CDS an annual $500,000 producer fee for each touring show and permanent show and CKX will receive an annual $500,000 producer fee for each multimedia Elvis experience. CKX is also entitled to receive a customary music publishing fee for the incorporation of Elvis Presley music owned by CKX into the Elvis Presley Projects.

The parties will work together to determine which Elvis Presley Projects to pursue and where and in what order to pursue them. The parties have agreed to open at least one touring show in Europe and/or Asia and one multimedia Elvis experience outside of the United States by 2008. Thereafter, the parties have agreed to open at least one Elvis Presley Project in each of the next six years (2009-2014) and then one Elvis Presley Project every two years for the following eight years (2014-2021).

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by the Company dated May 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CKX, INC.

	BY:	/s/ Thomas P. Benson
Name: Thomas P. Benson
Title: Chief Financial Officer and Executive Vice President

DATE: May 18, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by the Company dated May 18, 2006